Exhibit 21.1

Subsidiaries of
Ladder Capital Corp

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Holding Companies
Ladder Capital Finance Holdings LLLP
Ladder Capital Insurance LLC (parent of Tuebor Captive Insurance Company LLC)	Delaware
Ladder Capital Finance Holdings Series REIT	Delaware
Ladder Capital Finance Holdings Series TRS	Delaware
Ladder Midco LLC Series REIT	Delaware
Ladder Midco LLC Series TRS	Delaware
Ladder Member Corporation	Delaware
Ladder Midco II LLC Series REIT	Delaware
Ladder Midco II LLC Series TRS	Delaware
Ladder Midco III LLC	Delaware
LC TRS I LLC	Delaware
LC TRS III LLC	Delaware
Tuebor TRS II LLC	Michigan

Regulated Subsidiaries
Ladder Capital Adviser LLC	Delaware
LCR Income I GP LLC	Delaware
Ladder Capital Securities LLC	Delaware
Tuebor Captive Insurance Company LLC	Michigan

Qualified REIT Subsidiaries
GI Ladder Holdco ECI Blocker,Inc	Delaware
GI Ladder Holdco UBTI Blocker, Inc	Delaware
GP09 Ladder Holdings, Inc	Delaware
LCF Ladder Holding Inc	Delaware
Northleaf/Ladder Capital Acquisition Inc.	Delaware
OCP LCF Investment, Inc.	Delaware
Rantawi, Inc.	Delaware
Samuel Nicholson Inc.	Delaware
SCIP Investor LC, LLC	Delaware
SCIP Investor LCII, LLC	Delaware
TCP Ladder Blocker, Inc.	Delaware
TFO Ladder Investment Inc.	Delaware

Lending/Real Estate Debt-Related Subsidiaries
Ladder Capital Finance LLC	Delaware
Ladder Capital Finance I LLC Series REIT	Delaware
Ladder Capital Finance I LLC Series TRS	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Ladder Capital Finance II LLC Series REIT	Delaware
Ladder Capital Finance II LLC Series TRS	Delaware
Ladder Capital Finance III Series LLC	Delaware
Ladder Capital Finance IV LLC	Delaware
Ladder Capital Finance 503 Bway LLC	Delaware
Ladder Capital Finance Portfolio II LLC	Delaware
Ladder Capital Realty II LLC	Delaware
Ladder Corporate Revolver I LLC	Delaware
LC Carmel Retail LLC	Delaware
LCR Income I LP LLC	Delaware
Ladder Capital Realty Income Partnership I LP	Delaware
LCR Income Finance I LLC	Delaware
LCRIP Finance I LP	Delaware
LCR Income Finance II LLC	Delaware
LCRIP Finance II LP	Delaware
Ladder Capital Realty Finance ERF Parent LLC	Delaware
Ladder Capital Residential Finance LLC	Delaware
LCF Revolver I LLC	Delaware
LCF Revolver I Parent LLC	Delaware

Securities Subsidiaries
Ladder Capital Finance Portfolio LLC	Delaware
Ladder Capital Realty CMBS IV LLC	Delaware

Real Estate/Real Estate-Related Subsidiaries
443/444/500/520 Lafayette Park Owner LLC	Delaware
Ladder Capital CRE Equity LLC	Delaware
CanPac JV Member LLC	Delaware
CanPac JV LLC	Delaware
CanPac Owner LLC	Delaware
Grace Lake JV, LLC	Delaware
Grace Lake Mezz, LLC	Delaware
Grace Lake II, LLC	Delaware
IOP JV LLC	Delaware
IOP JV Member LLC	Delaware
LACCBSC LLC	Delaware
LACSVGA LLC	Delaware
Ladder Grace Lake Member LLC	Delaware
Lafayette JV LLC	Delaware
Lafayette JV Member LLC	Delaware
LAG Memphis LLC	Delaware
LAS Jonesboro LLC	Delaware
LAS Mt Juliet LLC	Delaware
LAS Wichita LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LBW Bellport LLC	Delaware
LBW Mooresville LLC	Delaware
LBW Portfolio I LLC	Delaware
LBW Saratoga LLC	Delaware
LBW Sennett LLC	Delaware
LBW Tilton LLC	Delaware
LBW Vineland LLC	Delaware
LBW Waldorf LLC	Delaware
LBWNDMA LLC	Delaware
LBWNDMA LLC	Delaware
LBWPIMA LLC	Delaware
LDG Yulee LLC	Delaware
LDGDSFL LLC	Delaware
LDGMBFL LLC	Delaware
LDGOCFL LLC	Delaware
LDGSSFL LLC	Delaware
LHP Conyers LLC	Delaware
LHV Ankney LLC	Delaware
LHV Cedar Rapids LLC	Delaware
LHV Fairfield LLC	Delaware
LHV Muscatine LLC	Delaware
LHV Owatonna LLC	Delaware
LHV Plattsmouth LLC	Delaware
LHV Sheldon LLC	Delaware
LHV Springfield LLC	Delaware
LHV Worthington LLC	Delaware
Lingerfelt Office Properties LLC	Delaware
Lingerfelt Office Properties II LLC	Delaware
LSC Ofallon LLC	Delaware
LVT JV LLC	Delaware
LVT JV Member LLC	Delaware
LVT Owner LLC	Delaware
LWAG Abingdon LLC	Delaware
LWAG Aiken LLC	Delaware
LWAG Durant LLC	Delaware
LWAG Gallatin LLC	Delaware
LWAG Greenwood AR LLC	Delaware
LWAG Johnson City LLC	Delaware
LWAG Millbrook LLC	Delaware
LWAG Mount Airy LLC	Delaware
LWAG Ooltewah LLC	Delaware
LWAG Palmview LLC	Delaware
LWAGDVGA LLC	Delaware
LWAGEKMD LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LWAGLBGA LLC	Delaware
LWAGLXSC LLC	Delaware
LWAGSBSC LLC	Delaware
LWAGTPMS LLC	Delaware
ONP JV LLC	Delaware
ONP JV Member LLC	Delaware
ONP Owner LLC	Delaware
ONP Rooftop JV LLC	Delaware
ONP Rooftop JV Member LLC	Delaware
Terrazas Owner LLC	Delaware
TS Bennett LLC	Delaware
TS EL Centro LLC	Delaware
TS Woodland LLC	Delaware

Other Subsidiaries
Ladder Capital Finance Corporation (Co-Issuer of Corporate Debt)	Delaware
Ladder Capital Commercial Mortgage Securities LLC (Depositor for Single Asset Securitization)	Delaware